                                                                    Exhibit 21.2


                           [WFS FINANCIAL LETTERHEAD]

                        WFS FINANCIAL 1998-A OWNER TRUST
                          Distribution Data Statement
                for Master Service Report Date of July 31, 1998
                    for Distribution Date of August 20, 1998


COLLECTIONS                                                                                                    DOLLARS

Payments received                                                                                                58,898,993.72
  Plus:
         Servicer Advances                                                                    808,574.68
         Reimbursement of holds                                                               744,793.50
                                                                                             -----------
                                                                                                                  1,553,368.15

 Less:
         Reimbursement Advances                                                              (606,327.02)
         Funds deposited in Holds Account                                                    (818,623.85)
                                                                                            ------------
                                                                                                                 (1,424,950.87)
                                                                                                                  -------------
Total Funds Available for Distribution                                                                            59,027,411.03
                                                                                                                  =============

DISTRIBUTIONS

  Servicing Fee                                                                            1,489,571.00
  Trustee and Other Fees                                                                     199,157.32
  Other Miscellaneous Payments                                                               254,378.90
                                                                                          -------------
                                                                                                                   1,943,107.22
  Note Interest Distributable Amount - Class A-1                     947,157.35
  Note Interest Distributable Amount - Class A-2                   1,773,453.33
  Note Interest Distributable Amount - Class A-3                   2,655,000.00
  Note Interest Distributable Amount - Class A-4                   1,000,343.75
                                                                 --------------
    Total Note Interest Distributable Amount                       6,375,954.43

  Certificate Interest Distributable Amount                          873,468.75
                                                                 --------------
Total Interest Distribution                                                                7,249,423.18

    Note Principal Distributable Amount - Class A-1                43,883,051.93
    Note Principal Distributable Amount - Class A-2 thru A-4                0.00

    Certificate Principal Distributable Amount                              0.00
                                                                  --------------
Total Principal Distribution                                                              43,883,051.93
                                                                                         --------------
Total Principal and Interest Distribution                                                                         51,132,475.11

  Spread Account Deposit                                                                                           5,951,828.70

Total Distributions                                                                                               59,027,411.03
                                                                                                                  =============

                        WFS FINANCIAL 1998-A OWNER TRUST
                           Distribution Date Statement
                 for Master Service Report Date of July 31, 1998
                    for Distribution Date of August 20, 1998


================================================================================


PORTFOLIO DATA:
                                                                            # of loans

      Beginning Security Balance                                                 44,157                             490,971,304.67

        Less: Scheduled Principal Balance                                            0             (20,505,201.88)
              Full Prepayments                                                  (1,950)            (18,433,434.85)
              Partial Prepayments                                                    0                       0.00
              Liquidations                                                        (497)             (4,944,415.20)
                                                                                                   --------------
                                                                                                                    (43,883,051.93)
                                                                                                                    --------------
      Ending Security Balance                                                   41,710                               447,088,252.74

OTHER RELATED INFORMATION:

Spread Account:

     Beginning Balance                                                                              19,902,361.29
           Deposits                                                                                  5,951,828.70
           Reductions                                                                                        0.00
                                                                                                   --------------
     Ending Balance                                                                                                   25,854,189.99

     Beginning  Initial Deposit Repayment                                                           18,375,000.00
           Repayments                                                                                        0.00
                                                                                                   --------------
     Ending Initial Deposit Repayment                                                                                 18,375,000.00

Modified Accounts:
     Principal Balance                                                                                       0.00%             0.00
     Scheduled Balance                                                                                       0.00%             0.00

Servicer Advances
     Beginning Unreimbursed Advances:                                                                  680,754.06
     New Advances                                                                                      808,574.68
     Advances Reimbursed                                                                              (606,327.02)
                                                                                                   --------------
     Ending Unreimbursed Advances:                                                                                       883,001.72

Holding Account:
     Beginning Balance                                                                                 780,108.33
     Funds Deposited                                                                                   818,623.85
     Withdrawal to Collection Account                                                                 (744,793.50)
                                                                                                   --------------
     Ending Balance                                                                                                      853,938.68

Net Charge-Off Data:                                                        # of loans
     Charge-Offs                                                                   518               2,625,282.64
     Recoveries                                                                   (190)               (295,562.54)
                                                                                                   --------------
     Net Charge-Offs                                                               328                                 2,329,720.10

Delinquencies ( P&I):                                                       # of loans
      30-59 Days                                                          8,864,300.26                        899
      60-89 Days                                                          2,664,307.36                        258
      90-119 Days                                                           982,970.85                         98
      120-149 Days                                                            1,700.18                          1
      150 days and over                                                           0.00                          0



Repossessions                                                                       77                 503,932.63

Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or
  9.01 of the Sale and Servicing Agreement)                                          0                                         0.00

Charge-Off Percentage                                                                                                          2.49%
Delinquency Percentage                                                                                                         0.72%

WAC                                                                                                                         15.2705%
WAM                                                                                                                          52.486

================================================================================

                        WFS FINANCIAL 1998-A OWNER TRUST
                           Distribution Date Statement
                 for Master Service Report Date of July 31, 1998
                    for Distribution Date of August 20, 1998

=================================================================================================================
                       ORIGINAL          BEGINNING                         PRIOR      CURRENT
                      PRINCIPAL         OUTSTANDING                      PRINCIPAL    PRINCIPAL
                       BALANCE           PRINCIPAL           PRINCIPAL   CARRYOVER    CARRYOVER      PRINCIPAL
 CLASSES                                  BALANCE        DISTRIBUTABLE   SHORTFALL    SHORTFALL   DISTRIBUTION
=================================================================================================================
A-1                100,000,000.00      65,971,304.67     43,883,051.93     0.00        0.00      43,883,051.93

A-2                120,000,000.00     120,000,000.00              0.00     0.00        0.00               0.00

A-3                180,000,000.00     180,000,000.00              0.00     0.00        0.00               0.00

A-4                 67,250,000.00      67,250,000.00              0.00     0.00        0.00               0.00

Certificate         57,750,000.00      57,750,000.00              0.00     0.00        0.00               0.00



=================================================================================================================
 TOTAL             525,000,000.00     490,971,304.67     43,883,051.93     0.00        0.00       43,883,051.93
=================================================================================================================



=======================================================
                       REMAINING           TOTAL
                      OUTSTANDING        PRINCIPAL
                       PRINCIPAL        AND INTEREST
 CLASSES                 BALANCE        DISTRIBUTION
=======================================================
A-1                   22,088,252.74     44,830,209.28

A-2                  120,000,000.00      1,773,453.33

A-3                  180,000,000.00      2,655,000.00

A-4                   67,250,000.00      1,000,343.75

Certificate           57,750,000.00        873,468.75



========================================================
 TOTAL               447,088,252.74      51,132,475.11
========================================================




=======================================================================================================
                                                          PRIOR      CURRENT
                                                       INTEREST     INTEREST
    NOTE      INTEREST       CALCULATED                 CARRYOVER    CARRYOVER            INTEREST
 CLASSES          RATE        INTEREST                 SHORTFALL    SHORTFALL          DISTRIBUTION
=======================================================================================================


A-1             5.618%        947,157.35                 0.00         0.00               947,157.35

A-2             5.783%      1,773,453.33                 0.00         0.00             1,773,453.33

A-3             5.900%      2,655,000.00                 0.00         0.00             2,655,000.00

A-4             5.950%      1,000,343.75                 0.00         0.00             1,000,343.75

Certificate     6.050%        873,468.75                 0.00         0.00               873,468.75














 TOTAL                      7,249,423.18                 0.00         0.00             7,249,423.18

=======================================================================================================


=============  ====================================

                        DEFICIENCY    POLICY
    NOTE                  CLAIM        CLAIM
 CLASSES                 AMOUNT        AMOUNT
=============  ====================================


A-1                         0.00         0.00

A-2                         0.00         0.00

A-3                         0.00         0.00

A-4                         0.00         0.00

Certificate                 0.00         0.00



               ====================================

                            0.00         0.00

               ====================================

               Note Percentage          100.000000%



               Certificate Percentage     0.000000%
 TOTAL

=============  ====================================

                        WFS FINANCIAL 1998-A OWNER TRUST
                              Officer's Certificate
                 for Master Service Report Date of July 31, 1998
                    for Distribution Date of August 20, 1998


================================================================================



Detailed Reporting

         See Schedule F




WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of July 31, 1998 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 1998.







                                            /s/ JAMES R. DOWLAN
                                            ------------------------------------
                                            James R. Dowlan
                                            Vice Chairman
                                            Senior Executive Vice President




                                            /s/ LEE A. WHATCOTT
                                            ------------------------------------
                                            Lee A. Whatcott
                                            Executive Vice President
                                            Chief Financial Officer


================================================================================


WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of and were performed in conformity with the Sale and Servicing Agreement dated March 1, 1998.